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EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to use in this Registration Statement on Amendment No. 1 to Form SB-2 of our report dated December 14, 2001 relating to the September 30, 2001 and 2000 financial statements of Biozhem Cosmeceuticals Inc., appearing in the Prospectus that is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.


                                                              /s/ CORBIN & WERTZ

Irvine, California
July 25, 2002